FINANCIAL INSTRUMENTS	6 Months Ended
Jun. 30, 2025
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Financial instruments	FINANCIAL INSTRUMENTS
In order to reduce the risks associated with fluctuations in interest rates, the Company has hedged exposures to interest rates using derivative instruments, which involves swapping floating rates of interest to fixed rates of interest. These instruments are not designated as hedges for accounting purposes.

Credit risk is the failure of the counterparty to perform under the terms of the derivative instrument. When the fair value of a derivative instrument is positive, the counterparty owes the Company, which creates credit risk for the Company. When the fair value of a derivative instrument is negative, the Company owes the counterparty, and, therefore, the Company is not exposed to the counterparty's credit risk in those circumstances. The Company minimizes counterparty credit risk in derivative instruments by entering into transactions with major banking and financial institutions. The derivative instruments entered into by the Company do not contain credit risk-related contingent features. The Company has not entered into master netting agreements with the counterparties to its derivative financial instrument contracts.
Market risk is the adverse effect on the value of a derivative instrument that results from a change in interest rates, currency exchange rates or commodity prices. The market risk associated with interest rate contracts is managed by establishing and monitoring parameters that limit the types and degree of market risk that may be undertaken.
The Company assesses interest rate risk by monitoring changes in interest rate exposures that may adversely impact expected future cash flows and by evaluating economical hedging opportunities.
In order to reduce the risk associated with fluctuations in interest rates, the Company has interest rate swap agreements, whereby it receives a floating and pays a fixed rate of interest, on an aggregate net notional principal of $850.0 million as of June 30, 2025 (December 31, 2024: $635.0 million).
In March 2025, the Company completed one new swap transaction with a notional principal of $100.0 million, a fixed rate of 3.66% and a duration of 2 years.

In April 2025, the Company entered into three interest rate swap agreements for an aggregate notional principal of $150.0 million. The Company will receive a weighted average fixed interest of 3.46% and will pay a floating interest based on SOFR for a weighted average duration of 1.8 years.
Our interest rate swap contracts as of June 30, 2025, of which none are designated as hedging instruments, are summarized as follows:

(in thousands of $)	Notional principal	Weighted average maturity date	Weighted average fixed interest rate	Floating rate: Reference Rate
Receiving floating, pay fixed	775,000	October 2028	2.46%	SOFR
Receiving floating, pay fixed	75,000	August 2025	0.99%	SOFR + CAS (1)
(1)    In 2023, the reference rate for these interest rate swap agreements transitioned from the London Interbank Offered Rate, or LIBOR, to SOFR plus a credit adjustment spread of 0.26% based on the LIBOR fallback protocol.
The Company's loss on derivatives per the consolidated statement of operations for the six months ended June 30, 2025 and 2024 was comprised of the following:

(figures in thousands of $)	Six months ended
	June 30,
	2025	2024
Change in fair value of derivative instruments	(16,672)	(2,616)
Realized gain/(loss) on derivative instruments	8,035	13,397
(Loss)/Gain on derivatives	(8,637)	10,781
Movements in the six months ended June 30, 2025 for the derivative instrument assets and liabilities is summarized as follows:

(in thousands of $)	Derivative Instrument Asset	Derivative Instrument Liability	Total
At December 31, 2024	40,090	—	40,090
Change in fair value of derivative instruments	(16,422)	(250)	(16,672)
At June 30, 2025	23,668	(250)	23,418